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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2006

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                                  MEDICOR LTD.
             (Exact name of Registrant as Specified in its Charter)

            Delaware                   000-50442               14-1871462
        (State or Other               (Commission             (IRS Employer
 Jurisdiction of Incorporation)       File Number)         Identification No.)

          4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
                    (Address of Principal Executive Offices)

                                 (702) 932-4560
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

MediCor Ltd. (the "Company") issued a press release on January 18, 2006. The press release announced that the Company has extended the close of the acquisition of Biosil Limited and Nagor Limited to the second quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

    (d)   Exhibits

EXHIBIT NO.                               DESCRIPTION
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99.1           Copy of press release issued by the Company on January 18, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MEDICOR, LTD.


                                             By:    /s/ Theodore R Maloney
                                                    ----------------------------
                                             Name:  Theodore R. Maloney
                                             Title: Chief Executive Officer

Dated: January 18, 2006